John Hancock Funds II

Supplement dated October 30, 2009

to the Class 1 and Class NAV Prospectuses dated December 31, 2008

Income Fund

Alex Peters and Matt Quinlan have been added as portfolio managers to the fund.  Edward D. Perks, CFA and Charles B. Johnson will continue to manage the fund as well.

Alex Peters, CFA.  Member of the Core/Hybrid team at Franklin Templeton Investments.  Joined Franklin Templeton Investments in 1992.

Matt Quinlan.  Member of the Core/Hybrid team at Franklin Templeton Investments.  Joined Franklin Templeton in 2005.  Prior to 2005, he worked in the investment banking group at Citigroup.